THIRD QUARTER FY2025 EARNINGS AUGUST 7, 2025

2 SAFE HARBOR The information provided in this presentation may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims”, “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements relating to the Company may be found in the Company’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this presentation.

3 LEE’S THREE PILLAR DIGITAL GROWTH STRATEGY LEE IS RAPIDLY TRANSFORMING FROM A PRINT-CENTRIC TO A DIGITAL-CENTRIC COMPANY PILLAR 1 Expand & engage our audience through rich, credible local content PILLAR 2 Accelerate sustainable digital subscription growth PILLAR 3 Accelerate digital-only advertising revenue growth Lee expects the Three Pillar Digital Growth Strategy to drive more than $450 million of digital revenue by 2028, resulting in a business that is sustainable and vibrant from solely our digital products

4 Digital Sub Revenue Growth Leads Industry Digital Agency Revenue Growth Leads Industry Total Digital Revenue Growing Significantly $93M LTM Digital Sub Revenue $106M LTM Amplified Digital® Agency $305M LTM Total Digital Revenue Industry-leading 17% YOY growth, or 19% on a Same-store basis(1) Q2 FY25 3-Year CAGR Industry-leading 12% YOY growth, or 13% on a Same-store basis(1) Q2 FY25 3-Year CAGR 5% YOY growth, or 6% on a Same-store basis(1) LTM June FY25 3-Year CAGR 11% INDUSTRY-LEADING DIGITAL GROWTH LTM Jun FY22 LTM Jun FY25 (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. $305M $224M

5 DIGITAL REVENUE CONTINUES TO GROW Digital Advertising Digital-only Subscription Digital Other Total Digital Revenue Q3 FY25 % of Total Revenue $49M % Variance to PY Same-store(1) -1% YOY $23M +16% YOY $5M +3% YOY $78M +4% YOY (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. 4% 17% 35% Amplified Digital® Agency $29M +10% YOY20% 55% % Variance to Prior Year (PY) -2% YOY +13% YOY +3% YOY +3% YOY +9% YOY Q3 FY2025 Revenue Mix 55% Digital 45% Print

6 Digital transformation Digital sustainability LEE NEARS SUSTAINABILITY FROM DIGITAL REVENUE KEY TAKEAWAYS • Digital revenue replacing print revenue and growing at 17% CAGR (FY21-FY24) • Digital subscription revenue and gross margin growing at a 44% CAGR (FY21-FY24) • Amplified Digital® Agency revenue growing at a 34% CAGR (FY21-FY24) • Digital gross margin(1) expected to exceed total SG&A costs in FY26 DIGITAL GROSS MARGIN (1) Digital Gross Margin is a non-GAAP performance measure calculated by Digital Revenue less Cost of Good Sold (“COGS”) directly tied to digital products. Digital Gross Margin excludes all Selling, General, and Administrative (“SG&A”) costs. FY21 FY22 FY23 FY24 FY25E FY26E FY27E FY28E Digital Gross Margin SG&A

7 THIRD QUARTER 2025 RESULTS (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. (2) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. Q3 Revenue Total Operating Revenue $141M, -6% YOY, or -5% on a same-store basis(1) Total Digital Revenue $78M, +4% YOY(1) • Digital subscription $23M, +16%(1) • Digital advertising $49M, -1%(1) • Amplified Digital® agency $29M, +10%(1) Total Print Revenue $63M, -15%(1) Q3 Cash Costs(2) • Total Cash Costs $128M, -7% YOY Q3 Adjusted EBITDA(2) • Adjusted EBITDA $15M, +1% YOY Continued digital revenue growth Strong cost control of legacy business Investments to drive digital transformation

8 STRONG TRACK RECORD OF SUSTAINABLE COST MANAGEMENT KEY TAKEAWAYS • Proficient in driving efficiencies • Current base of $187M of direct costs associated with our legacy revenue streams that will be managed with associated revenue trends • Ongoing initiatives aimed at optimizing manufacturing, distribution, and corporate services • Incremental investments in marketing & branding to drive Digital Subscription revenue growth • Digital COGS investments to support revenue growth at BLOX Digital and Amplified Digital® Agency • Executed approximately $40 million of annualized cost reductions in the second quarter of FY25 $1.0B $705M $693M $615M $553M 2017 2020 2022 2023 2024 Total Cash Costs(1) Managing legacy business & investing in digital future (1) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. $522- $532M ~$15M ~$40M $553M

9 Q2 2020 Q3 2025 CREDIT AGREEMENT REPRESENTS STRATEGIC ASSET • $121M debt reduction since refinancing in March 2020 • Favorable credit agreement with Berkshire Hathaway • 25-year runway with no breakage costs or prepayment penalties • Fixed annual interest rate, no financial performance covenants and no fixed amortization • Pension plans now frozen and fully funded in the aggregate with no material pension contributions expected in 2025 • Identified approximately $20M of noncore assets to monetize Monetization of noncore assets will propel debt reduction $576M $455M Significant Gross Debt Reduction

10 OUTLOOK (1) Adjusted EBITDA is a non-GAAP financial measure. See appendix. Key Metric Second Half FY25 Outlook Total Digital Revenue YOY growth in the low single digits Adjusted EBITDA(1) YOY growth in the low single digits

12 NON-GAAP RECONCILIATION The Company uses non-GAAP financial performance measures to supplement the financial information presented on a U.S. GAAP basis. These non-GAAP financial measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related U.S. GAAP measures and should be read together with financial information presented on a U.S. GAAP basis. The Company defines its non-GAAP measures as follows: Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one-time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non-cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. Gross Margin is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates operating costs that directly support revenue. Depreciation and amortization, assets loss (gain) on sales, impairments and other, net, other non-cash operating expenses, Selling, General, and Administrative (“SG&A”) compensation and SG&A other operating expenses are excluded from Gross Margin. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Management’s Use of Non-GAAP Measures These Non-GAAP Measures are not measurements of financial performance under U.S. GAAP and should not be considered in isolation or as an alternative to income from operations, net income (loss), revenues, or any other measure of performance or liquidity derived in accordance with U.S. GAAP. We believe these non-GAAP financial measures, as we have defined them, are helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. These measures provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance. We use these Non-GAAP measures of our day-to-day operating performance, which is evidenced by the publishing and delivery of news and other media and excludes certain expenses that may not be indicative of our day-to-day business operating results. Limitations of Non-GAAP Measures Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for U.S. GAAP measures of earnings. Material limitations in making the adjustments to our earnings to calculate Adjusted EBITDA using these non-GAAP financial measures as compared to U.S. GAAP net income (loss) include: the cash portion of interest / financing expense, income tax (benefit) provision, and charges related to asset impairments, which may significantly affect our financial results. Management believes these items are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.

13 QUARTERLY REVENUE COMPOSITION (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. (2)Total Digital Revenue is defined as digital advertising and marketing services revenue (including Amplified), digital-only subscription revenue and digital services revenue. Rounding – Items may not foot due to rounding. (Millions of Dollars) Q1 FY2024 Q2 FY2024 Q3 FY2024 Q4 FY2024 FY 2024 Q1 FY2025 Q2 FY2025 Q3 FY2025 Digital Advertising and Marketing Services 46.5 45.4 49.9 52.5 194.2 46.7 43.9 49.1 YoY % (1) -1.1% -0.2% 1.6% 7.5% 2.0% 1.7% -2.5% -1.0% Digital Only Subscription Revenue 19.5 20.3 20.7 23.9 84.3 21.6 23.8 23.5 YoY % (1) 60.2% 47.6% 34.1% 29.9% 41.2% 13.5% 19.7% 15.5% Digital Services Revenue 5.0 5.1 5.2 5.3 20.5 5.1 4.8 5.3 YoY % (1) 4.9% 7.6% 6.0% 5.1% 5.9% 2.6% -5.7% 3.5% Total Digital Revenue(2) 70.9 70.8 75.8 81.6 299.1 73.4 72.6 77.9 YoY % (1) 11.0% 10.7% 9.2% 13.0% 11.0% 4.9% 3.6% 3.8% % of Total Revenue 45.5% 48.3% 50.3% 51.5% 48.9% 50.8% 52.8% 55.1% Print Advertising Revenue 24.4 18.7 18.9 19.4 81.5 19.9 16.5 17.5 YoY % (1) -27.6% -29.4% -24.8% -13.9% -24.5% -15.7% -9.2% -5.8% Print Subscription Revenue 51.9 49.0 47.6 49.1 197.6 43.4 41.1 38.1 YoY % (1) -22.5% -23.5% -22.4% -15.9% -21.2% -15.5% -15.6% -19.6% Other Print Revenue 8.5 8.1 8.3 8.4 33.3 7.9 7.2 7.8 YoY % (1) -22.8% -15.5% -14.4% -5.3% -15.0% -7.0% -10.3% -5.3% Total Print Revenue 84.8 75.8 74.8 76.9 312.3 71.2 64.8 63.4 YoY % (1) -24.0% -24.3% -22.2% -14.3% -21.5% -14.7% -13.5% -14.5% Total Revenue 155.7 146.5 150.6 158.6 611.4 144.6 137.4 141.3 YoY % (1) -11.3% -10.6% -9.1% -2.2% -8.3% -5.7% -5.2% -5.3%

14 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non- cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one- time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q3 FY2025 Net loss (1.7) Adjusted to exclude Income tax benefit (2.7) Non-operating expenses, net 9.1 Equity in earnings of TNI and MNI (0.7) Depreciation and amortization 3.8 Restructuring costs and other 7.1 Assets gain on sales, impairments and other, net (1.6) Stock compensation 0.5 Add Ownership share of TNI and MNI EBITDA (50%) 1.1 Adjusted EBITDA 14.9

15 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non- cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one- time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q2 FY2025 Net loss (12.0) Adjusted to exclude Income tax benefit (1.8) Non-operating expenses, net 9.3 Equity in earnings of TNI and MNI (1.2) Depreciation and amortization 5.2 Restructuring costs and other 6.5 Assets loss on sales, impairments and other, net 0.1 Stock compensation 0.4 Add Ownership share of TNI and MNI EBITDA (50%) 1.3 Adjusted EBITDA 7.8

16 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non- cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one- time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) FY2024 Net loss (23.6) Adjusted to exclude Income tax benefit (7.6) Non-operating expenses, net 35.7 Equity in earnings of TNI and MNI (4.6) Depreciation and amortization 27.6 Restructuring costs and other 19.3 Assets loss on sales, impairments and other, net 11.2 Stock compensation 1.8 Add Ownership share of TNI and MNI EBITDA (50%) 5.5 Adjusted EBITDA 65.3

17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non- cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q3 FY2025 Q3 FY2024 Operating Expenses 137.3 146.8 Adjusted to exclude Depreciation and amortization 3.8 6.9 Assets gain on sales, impairments and other, net (1.6) (1.4) Restructuring costs and other 7.1 3.8 Cash Costs 128.0 137.6

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non- cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) FY2024 FY2023 Operating Expenses 611.4 660.5 Adjusted to exclude Depreciation and amortization 27.6 30.6 Assets loss on sales, impairments and other, net 11.2 1.9 Restructuring costs and other 19.3 12.7 Cash Costs 553.4 615.3

19 SAME-STORE NON-GAAP REVENUE RECONCILIATION(1) (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets. Rounding – Items may not foot due to rounding. (Millions of Dollars) Q3 FY2025 Q3 FY2024 $ Change % Change Print Advertising Revenue 17.5 18.9 (1.5) -7.7% Exited operations (0.0) (0.4) 0.4 NM Same-store, Print Advertising Revenue 17.5 18.6 (1.1) -5.8% Digital Advertising and Marketing Services Revenue 49.1 49.9 (0.8) -1.6% Exited operations (0.0) (0.3) 0.3 NM Same-store, Digital Advertising and Marketing Services 49.1 49.6 (0.5) -1.0% Total Advertising Revenue 66.6 68.8 (2.3) -3.3% Exited operations (0.0) (0.7) 0.7 NM Same-store, Total Advertising Revenue 66.6 68.2 (1.6) -2.3% (Millions of Dollars) Q3 FY2025 Q3 FY2024 $ Change % Change Print Subscription Revenue 38.1 47.6 (9.5) -20.0% Exited operations 0.0 (0.3) 0.3 NM Same-store, Print Subscription Revenue 38.1 47.3 (9.3) -19.6% Digital Subscription Revenue 23.5 20.7 2.8 13.4% Exited operations (0.0) (0.4) 0.4 NM Same-store, Digital Subscription Revenue 23.5 20.3 3.2 15.5% Total Subscription Revenue 61.6 68.3 (6.7) -9.9% Exited operations 0.0 (0.6) 0.7 NM Same-store, Total Subscription Revenue 61.6 67.7 (6.1) -9.0% (Millions of Dollars) Q3 FY2025 Q3 FY2024 $ Change % Change Print Other Revenue 7.8 8.3 (0.4) -5.3% Exited operations (0.0) 0.0 (0.0) NM Same-store, Print Other Revenue 7.8 8.3 (0.4) -5.3% Digital Other Revenue 5.3 5.2 0.2 3.5% Exited operations - - - NM Same-store, Digital Other Revenue 5.3 5.2 0.2 3.5% Total Other Revenue 13.2 13.4 (0.3) -2.0% Exited operations (0.0) 0.0 (0.0) NM Same-store, Total Other Revenue 13.2 13.4 (0.3) -2.0% (Millions of Dollars) Q3 FY2025 Q3 FY2024 $ Change % Change Total Operating Revenue 141.3 150.6 (9.3) -6.2% Exited operations 0.0 (1.3) 1.3 NM Same-store, Total Operating Revenue 141.3 149.2 (7.9) -5.3%

20 SAME-STORE NON-GAAP REVENUE RECONCILIATION(1) (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets. Rounding – Items may not foot due to rounding. (Millions of Dollars) 1H FY2025 1H FY2024 $ Change % Change Print Advertising Revenue 36.4 43.2 (6.8) -15.7% Exited operations (0.1) (1.5) 1.4 NM Same-store, Print Advertising Revenue 36.3 41.6 (5.3) -12.8% Digital Advertising and Marketing Services Revenue 90.7 91.8 (1.2) -1.3% Exited operations (0.0) (0.8) 0.8 NM Same-store, Digital Advertising and Marketing Services 90.7 91.0 (0.4) -0.4% Total Advertising Revenue 127.1 135.0 (8.0) -5.9% Exited operations (0.1) (2.4) 2.3 NM Same-store, Total Advertising Revenue 127.0 132.7 (5.7) -4.3% (Millions of Dollars) 1H FY2025 1H FY2024 $ Change % Change Print Subscription Revenue 84.5 100.8 (16.3) -16.2% Exited operations (0.0) (0.8) 0.7 NM Same-store, Print Subscription Revenue 84.5 100.1 (15.6) -15.6% Digital Subscription Revenue 45.4 39.7 5.6 14.2% Exited operations (0.0) (0.9) 0.9 NM Same-store, Digital Subscription Revenue 45.4 38.9 6.5 16.7% Total Subscription Revenue 129.9 140.6 (10.7) -7.6% Exited operations (0.0) (1.6) 1.6 NM Same-store, Total Subscription Revenue 129.8 139.0 (9.1) -6.6% (Millions of Dollars) 1H FY2025 1H FY2024 $ Change % Change Print Other Revenue 15.1 16.6 (1.5) -8.8% Exited operations (0.0) (0.0) 0.0 NM Same-store, Print Other Revenue 15.1 16.5 (1.4) -8.6% Digital Other Revenue 9.9 10.1 (0.2) -1.7% Exited operations - - - NM Same-store, Digital Other Revenue 9.9 10.1 (0.2) -1.7% Total Other Revenue 25.0 26.6 (1.6) -6.1% Exited operations (0.0) (0.0) 0.0 NM Same-store, Total Other Revenue 25.0 26.6 (1.6) -6.0% (Millions of Dollars) 1H FY2025 1H FY2024 $ Change % Change Total Operating Revenue 281.9 302.2 (20.3) -6.7% Exited operations (0.1) (4.0) 3.9 NM Same-store, Total Operating Revenue 281.8 298.2 (16.4) -5.5%

21 SAME-STORE NON-GAAP REVENUE RECONCILIATION(1) (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets. Rounding – Items may not foot due to rounding. (Millions of Dollars) FY2024 FY2023 $ Change % Change Print Advertising Revenue 81.5 125.8 (44.3) -35.2% Exited operations (0.9) (19.1) 18.2 NM Same-store, Print Advertising Revenue 80.6 106.8 (26.2) -24.5% Digital Advertising and Marketing Services Revenue 194.2 193.2 1.0 0.5% Exited operations (0.1) (2.9) 2.8 NM Same-store, Digital Advertising and Marketing Services 194.1 190.3 3.8 2.0% Total Advertising Revenue 275.7 319.0 (43.3) -13.6% Exited operations (1.0) (21.9) 21.0 NM Same-store, Total Advertising Revenue 274.7 297.0 (22.3) -7.5% (Millions of Dollars) FY2024 FY2023 $ Change % Change Print Subscription Revenue 197.6 252.6 (55.0) -21.8% Exited operations (0.2) (2.2) 2.0 NM Same-store, Print Subscription Revenue 197.4 250.4 (53.0) -21.2% Digital Subscription Revenue 84.3 60.7 23.6 38.9% Exited operations (0.1) (1.0) 1.0 NM Same-store, Digital Subscription Revenue 84.2 59.7 24.6 41.2% Total Subscription Revenue 281.9 313.3 (31.4) -10.0% Exited operations (0.3) (3.2) 2.9 NM Same-store, Total Subscription Revenue 281.7 310.1 (28.4) -9.2% (Millions of Dollars) FY2024 FY2023 $ Change % Change Print Other Revenue 33.3 39.5 (6.3) -15.8% Exited operations (0.0) (0.4) 0.4 NM Same-store, Print Other Revenue 33.3 39.1 (5.9) -15.0% Digital Other Revenue 20.5 19.4 1.1 5.9% Exited operations - - - NM Same-store, Digital Other Revenue 20.5 19.4 1.1 5.9% Total Other Revenue 53.8 58.9 (5.1) -8.7% Exited operations (0.0) (0.4) 0.4 NM Same-store, Total Other Revenue 53.8 58.5 (4.7) -8.1% (Millions of Dollars) FY2024 FY2023 $ Change % Change Total Operating Revenue 611.4 691.1 (79.8) -11.5% Exited operations (1.3) (25.5) 24.3 NM Same-store, Total Operating Revenue 610.1 665.6 (55.5) -8.3%